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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the Amended and Restated 1996 Director Stock Plan of our report dated March 27, 2002 included in Stewart & Stevenson Services, Inc.'s Form 10-K for the year ended January 31, 2002 and to all references to our Firm included in this Registration Statement.





/s/ ARTHUR ANDERSEN
Houston, Texas
April 10, 2002